UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2012

BioMed Realty Trust, Inc.

BioMed Realty, L.P.

(Exact name of registrant as specified in its charter)

Maryland	1-32261 (BioMed Realty Trust, Inc.) 000-54089 (BioMed Realty, L.P.)	20-1142292 (BioMed Realty Trust, Inc.) 20-1320636 (BioMed Realty, L.P.)
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17190 Bernardo Center Drive

San Diego, California 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously reported, on September 4, 2009, BioMed Realty Trust, Inc. (the “Company”) and BioMed Realty, L.P. (the “Operating Partnership”) entered into separate Equity Distribution Agreements (collectively, the “Original Agreements”) with each of Raymond James & Associates, Inc., UBS Securities LLC and Wells Fargo Securities, LLC, each as sales agents and/or principals (collectively, the “Managers”). Under the terms of the Original Agreements, the Company could issue and sell from time to time through or to the Managers, as sales agents and/or principals, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of up to $120 million (the “Shares”), in “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended. The issuances and sales under the Original Agreements were made pursuant to the Company’s and the Operating Partnership’s existing automatic shelf registration statement on Form S-3 (Registration No. 333-161751), which was set to expire in September 2012.

On August 31, 2012, the Company and the Operating Partnership filed with the Securities and Exchange Commission an automatic shelf registration statement on Form S-3 (File No. 333-183669) (the “Universal Shelf”) to replace the Company’s and the Operating Partnership’s existing automatic shelf registration statement relating to the “at the market” offering program. In connection with the filing of the Universal Shelf, the Company and the Operating Partnership amended and restated the Original Agreements with the Managers (collectively, the “Amended and Restated Equity Distribution Agreements”) and filed a new prospectus supplement, dated August 31, 2012, relating to the offer and sale of the remaining Shares not yet sold under the “at the market” program.

In addition, on August 31, 2012, the Company filed with the Securities and Exchange Commission an automatic shelf registration statement on Form S-3 registering the sale of shares of Common Stock issuable under its Dividend Reinvestment and Stock Purchase Plan (the “DRIP Shelf”), an automatic shelf registration statement on Form S-3 registering the resale of shares of Common Stock issuable upon exchange or redemption of the Operating Partnership’s 3.75% Exchangeable Senior Notes due 2030 (the “Exchangeable Notes Shelf”), and an automatic shelf registration statement on Form S-3 registering the issuance and resale of shares of Common Stock issuable upon redemption of the Operating Partnership’s units representing limited partnership interests (the “OP Units Shelf”). The DRIP Shelf, the Exchangeable Notes Shelf and the OP Units Shelf were filed to replace the Company’s automatic shelf registration statements previously filed with the Securities and Exchange Commission on September 4, 2009, July 8, 2010 and November 22, 2011, respectively.

The foregoing descriptions of the Amended and Restated Equity Distribution Agreements, the Universal Shelf, the DRIP Shelf, the Exchangeable Notes Shelf and the OP Units Shelf, and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the exhibits filed with this Current Report on Form 8-K or the registration statements filed with the Securities and Exchange Commission, as applicable.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit

1.1	Amended and Restated Equity Distribution Agreement, dated as of August 31, 2012, among the Company, the Operating Partnership and Raymond James & Associates, Inc.

1.2	Amended and Restated Equity Distribution Agreement, dated as of August 31, 2012, among the Company, the Operating Partnership and UBS Securities LLC.

1.3	Amended and Restated Equity Distribution Agreement, dated as of August 31, 2012, among the Company, the Operating Partnership and Wells Fargo Securities, LLC.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: August 31, 2012	BIOMED REALTY TRUST, INC.

	By:	/s/ GREG N. LUBUSHKIN
	Name:	Greg N. Lubushkin
	Title:	Chief Financial Officer

BIOMED REALTY, L.P.

By: BioMed Realty Trust, Inc. its General Partner

	By:	/s/ GREG N. LUBUSHKIN
	Name:	Greg N. Lubushkin
	Title:	Chief Financial Officer